UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2009
(Date of report; date of
earliest event reported)

Commission file number: 0-51438

RESIDENTIAL CAPITAL, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-1770738 (I.R.S. Employer Identification No.)

One Meridian Crossings
Minneapolis, Minnesota
55423

(Address of principal executive offices)
(Zip Code)
(952) 857-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

On August 4, 2009, Residential Capital, LLC announced operating results for the second quarter ended June 30, 2009. The announcement is attached hereto and incorporated by reference as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Announcement, Dated August 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL, LLC
(Registrant)

Dated: August 4, 2009	/s/ James N. Young
James N. Young
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Announcement, Dated August 4, 2009